UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 28, 2005

REDDY ICE HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

Delaware	333-110442-04	56-2381368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8750 North Central Expressway, Suite 1800
Dallas, Texas  75231
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (214) 526-6740

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events.

On July 29, 2005, Reddy Ice Holdings, Inc. issued a press release announcing that on July 28, 2005, in connection with the consent solicitation for its $151,000,000 aggregate principal amount at maturity of 10½% senior discount notes due 2012 (the “Notes”), it had received the requisite consents from registered holders of the Notes to amend the indenture governing the Notes.  A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits.

(c)                                  Exhibits.

99.1                           Press release of Reddy Ice Holdings, Inc. dated July 29, 2005.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 1, 2005

REDDY ICE HOLDINGS, INC.

By:	/s/ Steven J. Janusek
	Name:	Steven J. Janusek
	Title:	Chief Financial and Accounting Officer